Exhibit 99.1

Monthly Volume Summary: April 2009 (unaudited & subject to change) (dollars in millions)

April 2009 Highlights:

>	The total mortgage portfolio decreased at an annualized rate of 8.1% in April. Refinance-loan purchase volume was $43.3 billion in April.

>	We began the purchase of refinance mortgages originated under the Making Home Affordable Program (MHA Program) in April 2009. Due to the implementation of this program and recent declines in mortgage interest rates, our refinance activity will likely remain elevated in the near term.

>	The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio decreased to $830.3 billion at April 30, 2009.

>	The amount of mortgage-related investments portfolio mortgage purchase and sale agreements entered into during the month of April totaled $956 million, down from the $15.8 billion entered into during the month of March.

>	Total guaranteed PCs and Structured Securities issued increased at an annualized rate of 1.2% in April.

>	Our temporary suspension of foreclosure transfers, which expired on March 6, contributed to the increase in our single-family delinquency rates. We are currently assessing the impact on our delinquency rates of the suspension of foreclosure transfers that began on March 7 for loans eligible for modification under the MHA Program.

>	The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $493 million in April. Duration gap averaged 0 months. See Endnote (14) for further information.

>	On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as Conservator of Freddie Mac. See our website www.FreddieMac.com/investors, for more information.

TABLE 1 — TOTAL MORTGAGE PORTFOLIO[1,2]
							Annualized
	Purchases and			Net Increase/	Ending	Annualized	Liquidation
	Issuances[3]	Sales[4]	Liquidations	(Decrease)	Balance	Growth Rate	Rate
Apr 2008	$43,287	$(636)	$(34,258)	$8,393	$2,158,082	4.7%	19.1%
May	65,064	(115)	(31,708)	33,241	2,191,323	18.5%	17.6%
Jun	53,661	(1,721)	(41,569)	10,371	2,201,694	5.7%	22.8%
Jul	34,631	(2,500)	(24,440)	7,691	2,209,385	4.2%	13.3%
Aug	25,777	(20,355)	(22,617)	(17,195)	2,192,190	(9.3)%	12.3%
Sep	27,234	(3,454)	(19,632)	4,148	2,196,338	2.3%	10.7%
Oct	19,279	(899)	(19,823)	(1,443)	2,194,895	(0.8)%	10.8%
Nov	26,867	(31)	(21,712)	5,124	2,200,019	2.8%	11.9%
Dec	29,799	(4,986)	(17,356)	7,457	2,207,476	4.1%	9.5%

Full-Year 2008	460,015	(35,669)	(319,546)	104,800	2,207,476	5.0%	15.2%

Jan 2009	21,709	(5,350)	(21,527)	(5,168)	2,202,308	(2.8)%	11.7%
Feb	40,052	(734)	(33,776)	5,542	2,207,850	3.0%	18.4%
Mar	86,085	(4)	(47,428)	38,653	2,246,503	21.0%	25.8%
Apr[5]	58,090	(20,222)	(53,079)	(15,211)	2,231,292	(8.1)%	28.4%

YTD 2009[5]	$205,936	$(26,310)	$(155,810)	$23,816	$2,231,292	3.2%	21.2%

TABLE 2 — MORTGAGE-RELATED INVESTMENTS PORTFOLIO[1]
								Mortgage
							Annualized	Purchase and
		Sales, net of		Net Increase/	Ending	Annualized	Liquidation	Sale
	Purchases[6]	Other Activity[7]	Liquidations	(Decrease)	Balance	Growth Rate	Rate	Agreements[8]
Apr 2008	$36,887	$(696)	$(11,116)	$25,075	$737,537	42.2%	18.7%	$43,485
May	46,126	(2,218)	(11,062)	32,846	770,383	53.4%	18.0%	26,249
Jun	37,983	(5,795)	(10,773)	21,415	791,798	33.4%	16.8%	34,746
Jul	22,076	(5,775)	(9,858)	6,443	798,241	9.8%	14.9%	(324)
Aug	4,353	(32,505)	(9,206)	(37,358)	760,883	(56.2)%	13.8%	(15,410)
Sep	17,373	(33,383)	(7,997)	(24,007)	736,876	(37.9)%	12.6%	2,521
Oct	45,366	(11,097)	(7,481)	26,788	763,664	43.6%	12.2%	17,363
Nov	49,649	761	(8,647)	41,763	805,427	65.6%	13.6%	14,977
Dec	21,511	(14,703)	(7,473)	(665)	804,762	(1.0)%	11.1%	25,365

Full-Year 2008	321,310	(124,267)	(113,094)	83,949	804,762	11.6%	15.7%	207,834

Jan 2009	25,055	(22,340)	(8,557)	(5,842)	798,920	(8.7)%	12.8%	17,027
Feb	36,621	(2,355)	(11,150)	23,116	822,036	34.7%	16.7%	3,988
Mar	66,574	(6,797)	(14,709)	45,068	867,104	65.8%	21.5%	15,845
Apr	20,982	(42,274)	(15,522)	(36,814)	830,290	(50.9)%	21.5%	956

YTD 2009	$149,232	$(73,766)	$(49,938)	$25,528	$830,290	9.5%	18.6%	$37,816

Please see Endnotes on page 4.

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TABLE 3 — MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS[1]
	PCs and	Non-Freddie Mac Mortgage-Related
	Structured	Securities		Mortgage	Ending
	Securities	Agency	Non-Agency	Loans	Balance

Apr 2008	$375,200	$54,668	$218,964	$88,705	$737,537
May	395,355	69,642	215,283	90,103	770,383
Jun	413,907	74,143	212,725	91,023	791,798
Jul	414,365	80,857	209,848	93,171	798,241
Aug	397,573	59,526	206,972	96,812	760,883
Sep	374,946	57,108	204,510	100,312	736,876
Oct	399,986	57,815	202,172	103,691	763,664
Nov	431,976	67,586	199,798	106,067	805,427
Dec	424,524	70,852	197,910	111,476	804,762

Full-Year 2008	424,524	70,852	197,910	111,476	804,762

Jan 2009	420,886	66,198	195,749	116,087	798,920
Feb	436,257	68,709	193,941	123,129	822,036
Mar	455,421	92,638	192,099	126,946	867,104
Apr	435,590	77,563	189,905	127,232	830,290

YTD 2009	$435,590	$77,563	$189,905	$127,232	$830,290

TABLE 4 — TOTAL GUARANTEED PCs AND STRUCTURED SECURITIES ISSUED[1,9]
						Annualized
			Net Increase/	Ending	Annualized	Liquidation
	Issuances	Liquidations[10]	(Decrease)	Balance	Growth Rate	Rate

Apr 2008	$40,779	$(29,111)	$11,668	$1,795,745	7.8%	19.6%
May	47,310	(26,760)	20,550	1,816,295	13.7%	17.9%
Jun	43,981	(36,473)	7,508	1,823,803	5.0%	24.1%
Jul	21,712	(20,006)	1,706	1,825,509	1.1%	13.2%
Aug	22,072	(18,701)	3,371	1,828,880	2.2%	12.3%
Sep	21,994	(16,466)	5,528	1,834,408	3.6%	10.8%
Oct	13,803	(16,994)	(3,191)	1,831,217	(2.1)%	11.1%
Nov	14,514	(19,163)	(4,649)	1,826,568	(3.0)%	12.6%
Dec	15,722	(15,052)	670	1,827,238	0.4%	9.9%

Full-Year 2008	357,861	(269,456)	88,405	1,827,238	5.1%	15.5%

Jan 2009	16,277	(19,241)	(2,964)	1,824,274	(1.9)%	12.6%
Feb	29,815	(32,018)	(2,203)	1,822,071	(1.4)%	21.1%
Mar	57,684	(44,935)	12,749	1,834,820	8.4%	29.6%
Apr[5]	51,068	(49,296)	1,772	1,836,592	1.2%	32.2%

YTD 2009[5]	$154,844	$(145,490)	$9,354	$1,836,592	1.5%	23.9%

TABLE 5 — DEBT ACTIVITIES[11]
	Original Maturity < 1	Original Maturity > 1 Year
			Maturities		Foreign
	Ending		and		Exchange	Ending	Total Debt
	Balance	Issuances	Redemptions	Repurchases	Translation	Balance	Outstanding

Apr 2008	$232,590	$29,507	$(31,194)	$(1,721)	$(269)	$595,716	$828,306
May	239,226	33,322	(17,768)	(1,986)	(28)	609,256	848,482
Jun	243,557	36,603	(19,330)	(779)	209	625,959	869,516
Jul	246,316	13,944	(6,657)	(5,103)	(148)	627,995	874,311
Aug	228,635	7,164	(7,312)	(2,584)	(858)	624,405	853,040
Sep	224,230	5,037	(37,278)	(796)	(658)	590,710	814,940
Oct	282,601	10,432	(12,903)	(1,068)	(1,306)	585,865	868,466
Nov	305,481	2,809	(8,108)	(30)	8	580,544	886,025
Dec	330,902	10,777	(49,265)	(3,808)	1,126	539,374	870,276

Full-Year 2008	330,902	244,313	(268,038)	(17,954)	(710)	539,374	870,276

Jan 2009	352,212	34,134	(36,968)	(15)	(1,008)	535,517	887,729
Feb	373,285	38,276	(33,467)	(21)	(107)	540,198	913,483
Mar	350,269	67,042	(25,637)	—	536	582,139	932,408
Apr	295,797	44,033	(22,421)	—	(24)	603,727	899,524

YTD 2009	$295,797	$183,485	$(118,493)	$(36)	$(603)	$603,727	$899,524

Please see Endnotes on page 4.

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TABLE 6 — DELINQUENCIES[12]
	Single-Family			Multifamily
	Non-Credit	Credit
	Enhanced	Enhanced	Total	Total

Apr 2008	0.57%	1.88%	0.81%	0.03%
May	0.61%	1.98%	0.86%	0.03%
Jun	0.67%	2.10%	0.93%	0.04%
Jul	0.72%	2.30%	1.01%	0.03%
Aug	0.79%	2.50%	1.11%	0.02%
Sep	0.87%	2.75%	1.22%	0.01%
Oct	0.96%	3.04%	1.34%	0.01%
Nov	1.09%	3.41%	1.52%	0.01%
Dec	1.26%	3.79%	1.72%	0.01%

Jan 2009	1.46%	4.31%	1.98%	0.03%
Feb	1.60%	4.54%	2.13%	0.08%
Mar	1.73%	4.85%	2.29%	0.09%
Apr	1.86%	5.10%	2.44%	0.10%

TABLE 7 — OTHER INVESTMENTS

Ending
Balance[13]

Apr 2008	$78,320
May	70,846
Jun	71,687
Jul	68,697
Aug	84,064
Sep	68,590
Oct	94,793
Nov	79,119
Dec	64,270

Full-Year 2008	64,270

Jan 2009	94,311
Feb	98,611
Mar	99,414
Apr	110,947

YTD 2009	$110,947

TABLE 8 — INTEREST-RATE RISK SENSITIVITY DISCLOSURES[14]
	Portfolio Market Value-		Portfolio Market Value-
	Level		Yield Curve		Duration Gap
	(PMVS-L) (50bp)		(PMVS-YC) (25bp)
	(dollars in millions)		(dollars in millions)		(Rounded to Nearest Month)
	Monthly	Quarterly	Monthly	Quarterly	Monthly	Quarterly
	Average	Average	Average	Average	Average	Average

Apr 2008	$571	—	$20	—	1	—
May	576	—	202	—	0	—
Jun	390	$513	49	$90	0	0
Jul	348	—	42	—	0	—
Aug	271	—	81	—	0	—
Sep	395	338	87	70	0	0
Oct	354	—	34	—	0	—
Nov	394	—	65	—	0	—
Dec	260	332	149	84	1	0

Full-Year 2008	397	—	73	—	0	—

Jan 2009	102	—	90	—	0	—
Feb	447	—	44	—	1	—
Mar	429	328	121	87	1	1
Apr	493	—	130	—	0	—

YTD 2009	$370	—	$98	—	1	—

Please see Endnotes on page 4.

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ENDNOTES

(1)	The activity and balances set forth in these tables represent contractual amounts of unpaid principal balances, which are measures that differ from the balance of the mortgage-related investments portfolio as calculated in conformity with GAAP, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. The mortgage-related investments portfolio amounts set forth in this report exclude premiums, discounts, deferred fees and other basis adjustments, the allowance for loan losses on mortgage loans held-for-investment, and unrealized gains or losses on mortgage-related securities that are reflected in our mortgage-related investments portfolio under GAAP.
(2)	Total mortgage portfolio (Table 1) is defined as total guaranteed PCs and Structured Securities issued (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Total mortgage portfolio Purchases and Issuances (Table 1) is defined as mortgage-related investments portfolio purchases (Table 2) plus total guaranteed PCs and Structured Securities issuances (Table 4) less purchases of Freddie Mac PCs and Structured Securities into the mortgage-related investments portfolio. Purchases of Freddie Mac PCs and Structured Securities into the mortgage-related investments portfolio totaled $13,960 million (based on unpaid principal balance) during the month of April 2009.
(4)	Includes sales of non-Freddie Mac mortgage-related securities and multifamily mortgage loans from our mortgage-related investments portfolio. Excludes the transfer of single-family mortgage loans through transactions that qualify as sales and all transfers through swap-based exchanges.
(5)	Issuances and liquidations for the month of April 2009 and four months ended April 30, 2009 include approximately $4.7 billion and $5.7 billion, respectively, of conversions of previously issued long-term standby commitments into either PCs or Structured Transactions. These conversion amounts, based on the unpaid principal balance of the single-family mortgage loans, are included in liquidations, representing the termination of the original agreement and, in the same month, are included in issuances, representing the new securities issued. Excluding these conversions, the amount of our issuances for the month of April 2009 and four months ended April 30, 2009 would have been $46.4 billion and $149.2 billion, respectively, in Table 4 and the annualized liquidation rates for the month of April 2009 in Tables 1 and 4 would have been 25.9% and 29.2%, respectively, and for the four months ended April 30, 2009 would have been 20.4% and 23.0%, respectively. As of April 30, 2009, the ending balance of our PCs and Structured Securities, excluding outstanding long-term standby commitments, would have been $1,832 billion in Table 4.
(6)	Single-family mortgage loans purchased for cash are reported net of transfers of such mortgage loans through transactions that qualify as sales under GAAP as well as all transfers through swap-based exchanges.
(7)	See Endnote 4. Also includes: (a) net additions to our mortgage-related investments portfolio for delinquent mortgage loans purchased out of PC pools, (b) balloon/reset mortgages purchased out of PC pools and (c) transfers of PCs and Structured Securities from our mortgage-related investments portfolio reported as sales.
(8)	Mortgage purchase and sale agreements reflects trades entered into during the month and includes: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio offset by monthly commitments to sell mortgage-related securities out of our mortgage-related investments portfolio and (b) the net amount of monthly mortgage loan purchase and sale agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Mortgage purchase and sale agreements also includes the net amount of mortgage-related securities that we expect to purchase or sell pursuant to written and purchased options entered into during the month for which we expect to take or make delivery of the securities. In some instances, commitments may settle during the same period in which we have entered into the related commitment.
(9)	Includes PCs, Structured Securities and tax-exempt multifamily housing revenue bonds for which we provide a guarantee, as well as credit-related commitments with respect to single-family mortgage loans held by third parties. Excludes Structured Securities where we have resecuritized our PCs and Structured Securities. These resecuritized securities do not increase our credit-related exposure and consist of single-class Structured Securities backed by PCs, Real Estate Mortgage Investment Conduits (REMICs) and principal-only strips. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance. Some of the excluded REMICs are modifiable and combinable REMIC tranches, where the holder has the option to exchange the security tranches for other pre-defined security tranches. Additional information concerning our guarantees issued through resecuritization can be found in our Annual Report on Form 10-K, dated March 11, 2009.
(10)	Represents principal repayments relating to PCs and Structured Securities, including those backed by non-Freddie Mac mortgage-related securities, and relating to securities issued by others and single-family mortgage loans held by third parties that we guarantee. Also includes our purchases of delinquent mortgage loans and balloon/reset mortgage loans out of PC pools.
(11)	Represents the combined balance and activity of our senior and subordinated debt based on the par values of these liabilities.
(12)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure as of period end while multifamily delinquencies are based on the net carrying value of mortgages 90 days or more delinquent or in foreclosure as of period end. Delinquency rates presented in Table 6 exclude mortgage loans underlying Structured Transactions and PCs backed by Ginnie Mae Certificates as well as mortgage loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower is less than 90 days delinquent under the modified contractual terms. Structured Transactions typically have underlying mortgage loans with a variety of risk characteristics. Many of these Structured Transactions have security-level credit protections from losses in addition to loan-level credit protection that may also exist. Additional information concerning Structured Transactions can be found in our Annual Report on Form 10-K, dated March 11, 2009.
The unpaid principal balance of our single-family Structured Transactions at April 30, 2009 was $27.0 billion, representing approximately 1% of our total mortgage portfolio. Included in this balance is $5.0 billion that are backed by subordinated securities, including $1.8 billion of these that are secured by FHA/VA loans, for which those agencies provide recourse for 100% of the qualifying losses associated with the loan. Structured Transactions backed by subordinated securities benefit from credit protection from the related subordinated tranches, which we do not purchase or guarantee. The remaining $22.0 billion of our Structured Transactions as of April 30, 2009 are single-class, or pass-through, securities, including $10.4 billion of option ARMs, which do not benefit from structural or other credit enhancement protections. The delinquency rate for our single-family Structured Transactions was 8.69% at April 30, 2009. The total single-family delinquency rate including our Structured Transactions was 2.56% at April 30, 2009. Below are the delinquency rates of our Structured Transactions:
Structured Transactions securitized by: subordinated securities, including FHA/VA guarantees 20.3%; option ARM pass-through securities 12.4%; other pass-through securities 0.6%.
Previously reported delinquency data is subject to change to reflect currently available information. Revisions to previously reported delinquency rates have not been significant nor have they significantly affected the overall trend of our single-family delinquency rates.
(13)	Other Investments ending balance consists of our cash and investments portfolio, which as of April 30, 2009 consists of; $62.8 billion of cash and cash equivalents; $31.9 billion of federal funds sold and securities purchased under agreements to resell; and $16.3 billion of non-mortgage investments. Non-mortgage investments within this balance are presented at fair value.
(14)	Our PMVS and duration gap measures provide useful estimates of key interest-rate risk and include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) changes in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.

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